SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2007

                           PROVIDENT NEW YORK BANCORP
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                         0-25233                   80-0091851
-----------------              ---------------------            ----------
(State or Other Jurisdiction)  (Commission File No.)        (I.R.S. Employer
 of Incorporation)                                          Identification No.)


400 Rella Boulevard, Montebello, New York                          10901
-----------------------------------------                          -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in
               Fiscal Year.


     On August 23, 2007, the Board of Directors of Provident New York Bancorp (the "Registrant") approved an amendment to Article V, Section 1 of the Registrant's Bylaws authorizing (but not requiring) uncertificated shares of stock. The amendment had to be adopted by January 1, 2008 for the Registrant to maintain its listing on the Nasdaq stock market.

Item 8.01.     Other Events.

         On August 24, 2007, the Board of Directors of the Registrant announced that it had authorized a stock repurchase program, which will commence upon the completion of the current stock repurchase program. The press release announcing the repurchase program is included as Exhibit 99 to this report.

Item 9.01.     Financial Statements and Exhibits.

       (a) Not Applicable.

       (b) Not Applicable.

       (c) Not Applicable.

       (d) Exhibits.

       Exhibit No.              Exhibit

            3                   Text of amendment to Bylaws

            99                  Press release dated August 24, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     PROVIDENT NEW YORK BANCORP



DATE: August 27, 2007                       By:/s/ Paul A. Maisch
                                               --------------------------------
                                               Paul A. Maisch
                                               Executive Vice President and
                                               Chief Financial Officer